UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023 (August 3, 2023)

CORRELATE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-30746	84-4250492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 Travis Street, Suite 501
Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(318) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANAGEMENTS OF CERTAIN OFFICERS

On August 3, 2023, the board of directors appointed Eli Albrecht to serve as a member of the Company’s board of directors, until his earlier resignation or removal.

Eli Albrecht has been a member of the Company’s board of directors since August 3, 2023. Since June 1, 2023, Mr. Albrecht has been a Partner at SMB Law Group LLP focusing on mergers and acquisitions and corporate law. Mr. Albrecht is an expert on M&A strategy and deal structuring and has advised public and private companies and funds on over 40 billion dollars worth of acquisitions, dispositions, and joint ventures, including transactions in green energy and renewables. From December 2018 to June 2023, Mr. Albrecht was an M&A lawyer at Gibson Dunn & Crutcher LLP and prior to that at DLA Piper LLP. Mr. Albrecht holds a Bachelor of Science from Johns Hopkins University, and a Juris Doctorate from Georgetown University Law Center.

Item 8.01 Other Events.

On June 8, 2023, the Company filed a certificate of amendment to its articles of incorporation with the Secretary of State of the State of Nevada pursuant to which it changed its corporate name from Correlate Infrastructure Partners Inc. to Correlate Energy Corp. The amendment to the articles of incorporation and name change was approved by a majority of the Company’s stockholders and a Definitive 14C Information Statement was delivered to the Company’s stockholders on or around May 19, 2023. Effective on August 7, 2023, the Company’s new name will be reflected on the OTCQB market quotation system and the Company’s stock symbol will continue to be “CIPI”. A copy of the certificate of amendment to the articles of incorporation are attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Certificate of Amendment of the Articles of Incorporation dated June 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRELATE ENERGY CORP.

Dated: August 7, 2023	By:	/s/ Todd Michaels
	Name:	Todd Michaels
	Title:	Chief Executive Officer

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